SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 19, 1996
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                             INFINITE MACHINES CORP.
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             (Exact name of Registrant as specified in its charter)



         DELAWARE                    0-21816                 52-1490422
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

           923 Incline Way #9, P.O. Box 8219, Incline Village NV 89452
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               (Address of principal executive office) (Zip Code)

                                 (702) 831-4680
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               Registrant's telephone number, including area code:

                                      N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On December 19, 1996, the Registrant issued the following press release:

     "Infinite Machines Corp. (NASDAQ:IMCI) announced today that a jury verdict has been rendered in the Superior Court of the State of California, Yolo County, in the action entitled Moller International, Inc. v. Infinite Machines Corp. and Carle C. Conway, assessing compensatory damages against the Company in the amount of $1.25 million and against Mr. Conway, the Company's Chief Executive Officer, individually, in the amount of $100,000. Further, a verdict was rendered in favor of Moller on the Company's counterclaims. The proceeding, which was previously reported by the Company, involves allegations that the Company breached its rotary engine development contract with Moller and that Mr. Conway breached certain fiduciary duties to Moller. The Company discontinued its rotary engine development program during 1995.

     The Company believes that the jury verdict contradicts both the documentary evidence and applicable law and intends to vigorously pursue an appeal of the Court's determination. This verdict, which is not a final judgment, and is subject to appeal, may have a material adverse impact on the Company unless and until the Company prevails in its appeal.

     Clifford G. Brockmyre, President of Infinite stated, "While this matter relates to the Company's discontinued rotary engine development program, and does not relate to our present core business, we are deeply distressed by the jury's finding against the Company and Mr. Conway. We have been advised by our counsel that it is his belief that this determination is in direct contradiction with both the compelling documentary evidence and the law. We intend to vigorously pursue an appeal and trust that the Company will be vindicated."

     Infinite Machines Corp. is an industry leader in the areas of laser material processing, advanced manufacturing methods, and laser applications technology."


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INFINITE MACHINES CORP.


Date:    December 20, 1996                By:  /s/ Clifford G. Brockmyre
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                                               Clifford G. Brockmyre, President


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